                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                March 21, 1994


                             NEWMONT GOLD COMPANY
              --------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


   Delaware                      1-9184                        13-2526632
- ---------------             ----------------               -----------------
(State or other             (Commission file                (I.R.S. Employer
jurisdiction of                  number)                     Identification
 incorporation)                                                  Number)


                 1700 Lincoln Street, Denver, Colorado  80203
             ----------------------------------------------------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (303) 863-7414

                                     N/A
        -------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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 ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                 On March 18, 1994, the stockholders of Newmont Gold Company (the "Company") approved the proposed transaction between the Company and its then 90.1% stockholder, Newmont Mining Corporation ("Newmont Mining"), whereby the Board of Directors of the Company had agreed to the transfer by Newmont Mining of all of the assets of Newmont Mining, other than 85,850,101 shares of the common stock, par value $0.01 per share, of the Company (the "NGC Common Stock") held by Newmont Mining, but including 8,649,899 shares of NGC Common Stock, to the Company in exchange for (i) the assumption by the Company of all of the liabilities (contingent or otherwise) of Newmont Mining other than Newmont Mining's obligations with respect to the $5.50 Convertible Preferred Stock of Newmont Mining (the "NMC Preferred Stock") (other than accrued and unpaid dividends as of December 31, 1993) and employee stock options of Newmont Mining (the "NMC Options") exercisable for the common stock, par value $1.60 per share, of Newmont Mining (the "NMC Common Stock"), (ii) the issuance by the Company to Newmont Mining of 2,875,000 shares of $5.50 convertible preferred stock, par value $5.00 per share, of the Company having terms identical to the NMC Preferred Stock (except that upon conversion, Newmont Mining will be entitled to receive shares of NGC Common Stock (instead of NMC Common Stock)), and (iii) the issuance by the Company to Newmont Mining of stock options exercisable for NGC Common Stock on the same terms as the NMC Options (the preceding in its entirety, the "Transaction"). The Transaction is described in greater detail in the definitive Proxy Statement of the Company dated February 16, 1994 mailed to its stockholders in connection with a 1994 Special Meeting of Stockholders and which is incorporated by reference in this Current Report on Form 8-K and is filed as Exhibit 1 hereto. Consummation of the Transaction was contingent upon approval of a majority of the stockholders of the Company. Following approval by a majority of the stockholders of the Company, authorized representatives of the Company and Newmont Mining executed and delivered on March 21, 1994 a related Bill of Sale and Assignment and Assumption of Liabilities Agreement. Pursuant to the terms of the letter agreement, dated December 15, 1993, between the Company and Newmont Mining (the "Letter Agreement") related to the Transaction, the parties agreed that for accounting purposes the effective date of the Transaction will be January 1, 1994. The Letter Agreement is filed as Exhibit 2 hereto.





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         ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                 INFORMATION AND EXHIBITS.

(a) Financial Statements of Businesses Acquired. Audited combined financial statements of Newmont Mining Corporation and subsidiaries excluding Newmont Gold Company, for the years ended December 31, 1993 and 1992 are incorporated herein by reference and are filed as Exhibit 3 hereto.

(b) Pro Forma Financial Information. The required pro forma financial information is incorporated herein by reference and is filed as
         Exhibit 4 hereto.

(c)      Exhibits.

1. Proxy Statement, dated February 16, 1994, of Newmont Gold Company (incorporated by reference to Proxy Statement on Schedule 14A, dated February 16, 1994, filed by Newmont Gold Company).

2. Letter Agreement, dated December 15, 1993, between Newmont Mining Corporation and Newmont Gold Company (incorporated by reference to Exhibit A to Proxy Statement on Schedule 14A, dated February 16, 1994, filed by Newmont Gold Company).

3. Audited combined financial statements of Newmont Mining Corporation and subsidiaries excluding Newmont Gold Company, for the three years ended December 31, 1993.

4. Pro Forma Condensed Consolidated Financial Statements of Newmont Gold Company and subsidiary (incorporated by reference to Note 13 to the Consolidated Financial Statements of Newmont Gold Company and subsidiary contained in Item 8 to the Annual Report on Form 10-K for the year ended December 31, 1993 of Newmont Gold Company.





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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  NEWMONT GOLD COMPANY


Date:  April 5, 1994              By: /s/ TIMOTHY J. SCHMITT
                                      Name:  Timothy J. Schmitt
                                      Title: Vice President, Secretary and
                                             Assistant General Counsel

                                 EXHIBIT INDEX



Exhibit
Number
- -------
1.               Proxy Statement, dated February 16,
                 1994, of Newmont Gold Company
                 (incorporated by reference to Proxy
                 Statement on Schedule 14A, dated
                 February 16, 1994, filed by Newmont Gold
                 Company).

2. Letter Agreement, dated December 15, 1993, between Newmont Mining Corporation and
                 Newmont Gold Company (incorporated by
                 reference to Exhibit A to Proxy Statement on Schedule 14A, dated February 16, 1994, filed by Newmont Gold Company).

3. Audited combined financial statements of Newmont Mining Corporation and subsidiaries excluding Newmont Gold
                 Company, for the three years ended
                 December 31, 1993.

4.               Pro Forma Condensed Consolidated
                 Financial Statements of Newmont Gold
                 Company and subsidiary (incorporated by
                 reference to Note 13 to the Consolidated
                 Financial Statements of Newmont Gold
                 Company and subsidiary contained in Item
                 8 to the Annual Report on Form 10-K for
                 the year ended December 31, 1993 of
                 Newmont Gold Company.